UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2021

Star Equity Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35947	33-0145723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave. Suite 101, Old Greenwich, CT		06870
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203-489-9500

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2021, the Board of Directors (the “Board”) of Star Equity Holdings, Inc. (the “Company”), on the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved the payment of discretionary cash bonuses under the Company’s 2020 Executive Incentive Plan (the “2020 Annual Plan”) and various equity awards.

Cash Bonuses - Cash bonuses under the 2020 Annual Plan were entirely discretionary and the bonus payouts for our executive officers are as follows:

Executive Officer	Percentage of Base Salary	Cash Bonus Amount
David J. Noble, Chief Operating Officer and Chief Financial Officer	50%	$150,000
Martin B. Shirley, President – Digirad Imaging Solutions	25%	$65,000

Equity Grants - The Company uses equity awards as a long-term retention mechanism and to incentivize the Company’s executive officers to increase shareholder value. Equity awards approved by the Board on March 3, 2021, are as follows:

David J. Noble, Chief Operating Officer and Chief Financial Officer - Mr. Noble received an award of 9,933 restricted stock units (the “RSUs”) effective March 3, 2021 (the “Grant Date”). As to this grant, which is subject to the terms of the Company’s 2018 Incentive Plan (“2018 Plan”), one-third of the RSUs vest on each of the first anniversary of the Grant Date, the second anniversary of the Grant Date, and the third anniversary of the Grant Date.

Jeffrey E. Eberwein, Executive Chairman of the Board and Director - On March 3, 2021, the Board approved an award to Mr. Eberwein of RSUs with a fair market value $100,000 to be determined on, and to be effective as of, the second business day after the filing of the Company’s Annual Report on Form 10-K for the 2020 fiscal year. As to this grant, which was made pursuant to 2018 Plan, 100% of the RSUs will vest on the first anniversary of the grant date. This award was made to provide Mr. Eberwein with additional compensation in connection with his service as Executive Chairman of the Board, a position to which he was appointed effective January 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR EQUITY HOLDINGS, INC.

By:	/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein Executive Chairman

Date: March 9, 2021